Exhibit 99.1

Senior Notes Offering April 2010 Lorillard, Inc. has filed a preliminary prospectus supplement and registration statement with the SEC relating to an offering to which this communication relates. Before you invest, you should read the preliminary prospectus supplement and registration statement on Form S- 3 (File No: 333-159902) (collectively the "Preliminary Prospectus Supplement") and other documents that Lorillard, Inc. has filed with the SEC for more complete information about Lorillard, Inc. and this offering. The Preliminary Prospectus Supplement relates to Lorillard Tobacco Company's debt securities and Lorillard, Inc.'s guarantees of Lorillard Tobacco Company's debt securities. You may get this document and other documents Lorillard, Inc. has filed for free by visiting EDGAR on the SEC Web site at www.sec.gov. In addition, Lorillard, Inc. will post to its website (www.lorillard.com) under the "Investor Relations" section this slide presentation concerning its products and services generally, financial results, business opportunities and related matters.

The Offering Issuer: Lorillard Tobacco Company Guarantor: Lorillard, Inc. Security: Senior Unsecured Notes Offering: SEC Registered Size: Benchmark Ratings: Baa2 / BBB- (Stable / Negative) Use of Proceeds: General Corporate Purposes, which may include the repurchase, redemption or retirement of securities including common stock, acquisitions, additions to working capital and capital expenditures Change of Control Put Option: 101% upon a Change of Control and a ratings downgrade to below investment grade Bookrunners: Barclays Capital, RBS (Active) Goldman, Sachs & Co., J.P. Morgan, Wells Fargo Securities (Passive)

Safe Harbor Disclaimer You are cautioned that certain statements made in this presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain the words "expect", "intend", "plan", "anticipate", "estimate", "believe", "will be", "will continue", "will likely result", and similar expressions. In addition, any statement that may be provided by management concerning future financial performance (including future revenues, earnings or growth rates), ongoing business strategies or prospects, and possible actions by Lorillard, Inc. are also forward-looking statements as defined by the Act. Forward-looking statements are based on current expectations and projections about future events and are inherently subject to a variety of risks and uncertainties, many of which are beyond the control of Lorillard, Inc., that could cause actual results to differ materially from those anticipated or projected. Information describing factors that could cause actual results to differ materially from those in forward-looking statements is available in Lorillard, Inc.'s various filings with the Securities and Exchange Commission. These filings are available from the SEC over the Internet or on hard copy, and are, in some cases, available from Lorillard, Inc. as well. Forward-looking statements speak only as of the time they are made, and Lorillard, Inc. expressly disclaims any obligation or undertaking to update these statements to reflect any change in expectations or beliefs or any change in events, conditions or circumstances on which any forward-looking statement is based. This forward-looking statements disclaimer is only a brief summary of Lorillard, Inc.'s statutory forward-looking statements disclaimer. You are urged to read that disclaimer, which is included in Lorillard Inc.'s Form 10-K filing with the SEC.

Regulation G Compliance You are also reminded that during this presentation, certain non-GAAP financial measures, such as EBITDA may be discussed. These measures should not be considered an alternative to net income, or any other measure of financial performance or liquidity presented in accordance with generally accepted accounting principles (GAAP). These measures are not necessarily comparable to a similarly titled measure of another company. Please refer to Appendix A for information that reconciles these discussed figures with the most comparable GAAP measures.

Management Presenters David Taylor Executive Vice President, Finance and Planning and Chief Financial Officer

Agenda Overview FDA Litigation Historical Financial Performance

Lorillard Overview Third largest tobacco company in the United States Sell products only in the U.S., Puerto Rico and U.S. possessions Spun off from Loews Corporation in June 2008 Leading position in the two best performing categories in the cigarette market Strong brand portfolio led by the Newport brand #1 menthol cigarette brand #2 overall cigarette brand Other brands include: Premium: Kent, True, Max Savings: Maverick, Old Gold Sound strategy and strong execution has generated industry-leading growth and profitability

Trends in the U.S. Cigarette Market Industry unit volume has declined at a 3.9% CAGR over the past seven years and declined 8.6% in 2009 Increases in federal and state excise taxes impacted recent trends Longer term trends unclear (billions of cigarettes shipped) 2002 - 2009 CAGR (3.9%) Source: Domestic wholesale shipments per MSAI. 286 276 274 271 270 260 251 223 79 68 64 60 56 52 48 54 57 56 51 49 45 418 401 394 382 376 357 345 49 45 45 316 0 100 200 300 400 500 600 2002 2003 2004 2005 2006 2007 2008 2009 Premium Discount Deep Discount

Strong Brand Portfolio is Led by Newport Source: Lorillard Shipment Data. Includes Old Gold, Maverick, Kent, True and Max brands. Accounted for 88.9% of domestic shipments in 2009 Newport (91.5% of sales) Primary driver of profitability Kent, True and Max Mature brands -- harvesting profit Premium Brands Accounted for 11.1% of domestic shipments in 2009 Maverick and Old Gold Old Gold - Maintain presence in lower price segment Maverick - Maintain profitable volume growth Discount Brands 2009 Net Sales Breakdown by Brand 2009 Volume Breakdown by Price 2009 Sales: $5.2 billion 2009 Domestic Shipments: 35.6 billion Discount 11.1% Premium 88.9% Others 8.5% Newport 91.5%

Operating Strategy Continue to manage business with long-term perspective Continued focus on premium price segment via Newport Manage Maverick's growth in discount price segment to optimize brand profitability Harvest profits from all other brands Balance trade-off between Newport's market share growth opportunities and profitability Consider expansion opportunities in tobacco Overall objective is to profitably grow Newport's market share

Menthol Continues to Gain Share As consumer preferences continue to evolve, Lorillard is best positioned to capitalize on that trend Source: Domestic wholesale shipments per MSAI (adjusted to exclude Camel Crush). 26.4% 26.7% 27.4% 27.9% 28.4% 28.8% 20.0% 21.0% 22.0% 23.0% 24.0% 25.0% 26.0% 27.0% 28.0% 29.0% 30.0% 2004 2005 2006 2007 2008 2009

Newport Leads the Menthol Segment 2004 2005 2006 2007 2008 2009 Newport 0.301 0.315 0.322 0.329 0.34 0.341 Marlboro Menthol 0.128 0.142 0.15 0.164 0.177 0.189 Kool 0.112 0.115 0.114 0.111 0.101 0.083 Salem 0.085 0.075 0.068 0.064 0.06 0.056 Camel Menthol 0.011 0.01 0.023 0.029 0.028 0.023 w/o blend 54 0.175 0.175 Source: Domestic wholesale shipments per MSAI (adjusted to exclude Camel Crush). Wholesale Shipments

Family Smoking Prevention and Tobacco Control Act Signed into law on June 22, 2009

FDA Authority Key Dates - General Obligations Publish 1996 Marketing and Sales Rule as Final Establish Center for Tobacco Products Establish 12-member Tobacco Products Scientific Advisory Committee FDA Obligation: To be effective June 22, 2010 Established 9 voting members and 3 non-voting members named First meeting held March 30 - 31 Timing

Scientific Advisory Committee Consider all matters related to tobacco - not just menthol Consideration of menthol cigarettes is first order of business Timing of recommendation to FDA Expected by March 2011 Due dates are frequently missed and postponed

Litigation

Class Actions/Mass Tort Cases Personal Injury/Reimbursement of Medical Expenses "Lights" (Low Tar) Individual Smoking and Health cases Standard individual cases W. Virginia consolidated individual case Broin flight attendant cases Engle "progeny" cases Kent Filter cases (Lorillard only) DOJ case: unique RICO Action Major Types of Litigation

Financial Results

Financial Policy Highlights Uses for free cash flow Capital investment (~$50 million per year) Dividends (target payout ratio of 70 - 75% of earnings) Share repurchases - 3 programs completed since spin-off totaling $1.4 billion Potential acquisitions Capital structure Successfully completed first debt offering of $750 million First step toward achieving a long term target leverage of 1.5X total debt to EBITDA Revolver Recently closed a $185 million revolver with an accordian feature of up to $300 million Revolver contains covenants for total debt to EBITDA of 2.25X and interest coverage of 3.0X

Summary Historical Income Statement Stable top-line and earnings profile

Summary Historical Balance Sheet

Summary Historical Cash Flow Statement Lorillard has a history of generating strong and sustainable cash flow

Highlights Leader in the best performing segments of the cigarette market Significant Newport brand equity and customer loyalty Efficient business model and disciplined operating philosophy focused on optimizing profitability Track record of strong, stable and consistent cash flow generation Well-positioned for today's economic and regulatory environment

Appendix A Regulation G Reconciliations Reconciliation of Net Income to EBITDA ($ in millions) 2007 2008 2009 Net Income $ 898 $ 887 $ 948 Add: Income Taxes 485 547 571 Other (Income) Expense, net Other (Income) Expense, net (109) (19) 22 Operating Income $ 1,274 $ 1,415 $ 1,541 Depreciation & Amortization 40 32 33 EBITDA $ 1,314 $ 1,447 $ 1,574

Thank You